UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2009 (February 24, 2009)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive

offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 24, 2009, Hertz Global Holdings, Inc. (“Hertz Holdings”) conducted its earnings conference call relating to the three months and year ended December 31, 2008.  The earnings call was made available to the public via conference call and audio webcast and the slides that accompanied the presentation were available to the public at the time of the earnings call and webcast through the website of Hertz Holdings’ subsidiary, The Hertz Corporation.  Certain financial information relating to completed fiscal periods that was part of the earnings call is included in the set of slides that accompanied the earnings call, a copy of which is attached hereto as Exhibit 99.1.

The earnings call included certain non-GAAP financial measures.  Reconciliations of these non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are attached hereto as part of Exhibit 99.1.  The reasons why Hertz Holdings’ and The Hertz Corporation’s management believe that the presentation of the non-GAAP financial measures included in the earnings call provide useful information regarding Hertz Holdings’ and The Hertz Corporation’s financial condition and results of operations and additional purposes, if any, why Hertz Holdings’ and The Hertz Corporation’s management utilize the non-GAAP financial measures are attached hereto as part of Exhibit 99.1.

CAUTIONARY NOTE CONCERNING FORWARD LOOKING STATEMENTS

Certain statements contained in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements. Forward-looking statements include information concerning Hertz Holdings’ outlook, anticipated revenues, results of operations and implementation of productivity and efficiency initiatives, including targeted job reductions, and the anticipated savings and restructuring charges expected to be realized or incurred in connection therewith. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “forecast” or similar expressions. These statements are based on certain assumptions that Hertz Holdings has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that Hertz Holdings believes are appropriate in these circumstances. As you read this report, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect Hertz Holdings’ actual results and its ability to implement its cost savings and efficiency initiatives successfully, and could cause Hertz Holdings’ actual results to differ materially from those expressed in the forward-looking statements. Some important factors include: Hertz Holdings’ operations; economic performance; financial condition; management forecasts; efficiencies, cost savings and opportunities to increase productivity and profitability; income and margins; liquidity; and availability of additional or continued fleet financing including as a result of the financial instability of the entities providing credit support; the financial instability of the manufacturers of our cars; anticipated growth; economies of scale; the economy; future economic performance; Hertz Holdings’ ability to maintain profitability during adverse economic cycles, potential tangible and intangible asset impairment charges and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); future acquisitions and dispositions; litigation; potential and contingent liabilities; management’s plans; taxes; and refinancing of existing debt. In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this report might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to Hertz Holdings or persons acting on Hertz Holdings’ behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Hertz Holdings undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Hertz Holdings cautions you therefore that you should not rely unduly on these forward-looking statements. You should understand the risks and uncertainties discussed in “Risk Factors” and elsewhere in Hertz Holdings’ Annual Report on Form 10-K for the year ended December 31, 2007,  as filed with the United States Securities and Exchange Commission, or the “SEC,” on February 29, 2008, and its Quarterly Report on Form 10-Q for the three months ended September 30, 2008, as filed with the SEC on November 7, 2008, could affect Hertz Holdings’ future results and the outcome of its implementation of its cost savings and efficiency initiatives, and could cause those results or other outcomes to differ materially from those expressed or implied in Hertz Holdings’ forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Slides relating to February 24, 2009 Hertz Holdings earnings call.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

	By:	/s/ J. Jeffrey Zimmerman
	Name:	J. Jeffrey Zimmerman
	Title:	Senior Vice President
and General Counsel

Date: March 2, 2009